SCHEDULE 14A

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

ROGÉ PARTNERS FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)

Title of each class of securities to which transaction applies:

(2)

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(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

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(5)

Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

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(4)

Date Filed:

ROGÉ PARTNERS FUNDS

On behalf of its sole series Rogé Partners Fund

For proxy information, please call (866) 207-3645

For account information, please call:

(888) 800-ROGE

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS March 27, 2014

To the Shareholders of Rogé Partners Fund, the sole series of Rogé Partners Funds (the “Company”).

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Rogé Partners Fund (the “Rogé Fund”) will be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, on Wednesday, March 27, 2014 at 10:00 a.m .., Eastern , to vote on a proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization to reorganize the Rogé Fund as a series of Northern Lights Fund Trust III (the “Reorganization”).

Please take some time to read the enclosed Proxy Statement.  It discusses the Reorganization in more detail.  If you were a shareholder of the Rogé Fund as of the close of business on February 10, 2014 , you may vote on the Proposal at the Meeting or at any adjournment of the Meeting.  You are welcome to attend the Meeting in person.  If you cannot attend in person to cast your vote, please vote by mail , telephone or internet ..  Just follow the instructions on the enclosed Proxy Card.  If you have questions, please call 866-207-3645 ..  It is important that you vote.  The Board of Trustees of the Company unanimously recommends that you vote FOR the Reorganization.

By order of the Board of Trustees,

/s/ Rosanne Rogé

Ros anne Rogé, Secretary

March 5, 2014

ROGÉ PARTNERS FUNDS

On behalf of its sole series Rogé Partners Fund

c/o Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, New York 11788

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON March 27, 2014

INTRODUCTION

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Rogé Partners Fund (the “Rogé Fund”), the sole series of Rogé Partners Funds, to be voted at the Special Meeting of Shareholders (the “Meeting”) of the Rogé Fund to be held at the offices of Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, on Wednesday, March 27, 2014 at 10:00 a.m .. , Eastern Time ..  The purpose of the Meeting, as described below, is to vote on a proposal (the “Proposal”) to approve the Agreement and Plan of Reorganization to reorganize the Rogé Fund as a series of Northern Lights Fund Trust III.  The Notice of the Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are first being sent to shareholders on or about February 28, 2014 ..

The Board has fixed the close of business on February 10, 2014 as the record date (the “Record Date”) for the determination of shareholders of the Rogé Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof.  Shareholders on the Record Date will be entitled to one vote for each full share and an approximate fraction of a vote for each fractional share held on each matter to which they are entitled to vote and that is to be voted on by shareholders of the Rogé Fund.  The Rogé Fund offers one class of shares.  As of close of business on the Record Date, 1,558,087.8130 of shares of the Rogé Fund were issued and outstanding.

Additional information about the Rogé Fund is available in the Rogé Fund’s most recent prospectus, statement of additional information and semi-annual and annual reports to shareholders. The Rogé Fund’s most recent semi-annual and annual reports have previously been mailed to shareholders.

Additional copies of any of these documents are available without charge upon request by writing Rogé Partners Funds, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, New York 11788 or by calling 1-888-800-ROGE ..  All of these documents are also filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

SUMMARY OF THE PROPOSAL

As summarized below, the shareholders of the Rogé Fund have the right to vote on:

1.

 the Agreement and Plan of Reorganization to reorganize the Rogé Fund as a series of Northern Lights Fund Trust III (the “Reorganization); and

2.

such other business as may properly come before the Meeting.

You may vote (i) in person by attending the Meeting, (ii) by mailing the enclosed proxy card, or  (iii) by telephone or through the Internet pursuant to the instructions on the enclosed proxy card.  If you vote by mailing the enclosed proxy card, shares presented by duly executed and timely delivered proxies will be voted as instructed on the proxy card.  If you mail the enclosed proxy card and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted FOR the Proposal.  If you execute and mail the enclosed proxy card, that vote may nevertheless be revoked at any time prior to its use by written notice to the Secretary of the Rogé Fund at 630 Johnson Avenue, Suite 103, Bohemia, New York 11716 , (i) by submitting a subsequently executed and dated proxy card, (ii) by authorizing your proxy by telephone or internet , (iii) by attending the Meeting and casting your vote in person, or (iv) as otherwise permitted.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.  Please note that merely attending the Meeting without voting will not revoke a valid proxy.

The Board of the Rogé Fund knows of no business other than the Proposal set forth herein to be considered at the Special Meeting.  If any other business is properly presented before the Special Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Rogé Fund are located at 630 Johnson Avenue, Suite 103, Bohemia, New York 11716.

PROPOSAL – APPROVE AGREEMENT AND PLAN OF REORGANIZATION

At a meeting of the Board held on November 14, 2013, the Board approved the Reorganization (as defined below) and authorized entering into a reorganization agreement (the “Reorganization Agreement”).  The Rogé Fund is currently a series of Rogé Partners Funds, a Delaware statutory trust.  Under the Reorganization Agreement, the Rogé Fund would be reorganized as a newly created series (the “New Fund”) of Northern Lights Fund Trust III, an existing Delaware statutory trust (the “Reorganization”).  The Rogé Fund will continue to managed by R.W. Rogé & Company, Inc. (the “Advisor”) after the Reorganization.

The New Fund (i) will not engage in any operations prior to the Reorganization other than in connection with organizational activities; and (ii) was created solely for the purpose of acquiring and carrying on the business of the Rogé Fund.  If Rogé Fund shareholders approve the Reorganization, the Rogé Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of the Rogé Fund’s liabilities.  The

Reorganization Agreement further provides that the Rogé Fund will then distribute the shares received from the New Fund to the Rogé Fund’s shareholders and then terminate.  As a result, the total value of the shares held by a shareholder of the Rogé Fund immediately prior to the Reorganization will be equal to the total value of the shares that the shareholder will receive from the New Fund.  Assuming the proposal is approved by shareholders, we expect the Reorganization to take effect before June 30, 2014 (the “Effective Date”), although that date may be adjusted in accordance with the terms of the Reorganization Agreement.

On the Effective Date of the Reorganization, shareholders of the Rogé Fund will receive shares of the New Fund equal in number and in value to their shares of the Rogé Fund.  For example, if a shareholder currently owns 100 shares of the Rogé Fund, immediately after the closing of the Reorganization, he or she would own 100 shares of the same class of the New Fund having the same net asset value as his or her original 100 shares of the Rogé Fund.  Accordingly, shareholders of the Rogé Fund would hold an interest in the New Funds that is equivalent to their interest in the Rogé Funds.  For all practical purposes, a shareholder’s financial interest in the Rogé Fund would not change.  As described below, the Reorganization is intended to be tax-free for U.S. federal income tax purposes.

After the Reorganization, the New Fund’s name, investment objective, investment strategies, Advisor, portfolio managers, administrator, transfer agent, accountant, custodian, distributor and independent registered public accounting firm will be the same as those of the Rogé Fund. However, the New Fund’s legal counsel will be different than those of the Rogé Fund.  In addition, as a series of Northern Lights Fund Trust III, the New Fund will not be overseen by the Rogé Fund’s current Board, and will instead be overseen by the Board of Trustees of Northern Lights Fund Trust III.  Finally, the fees and expenses of the New Fund are expected to remain the same as those of the Rogé Fund as a result of the Reorganization.  For further information regarding these changes, please see the “Comparison of the Rogé Fund and the New Fund” below.

Summary of the Reorganization Agreement

The proposed Reorganization Agreement, approved by the Board, contemplates the transfer of all of the assets of the Rogé Fund to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of the Rogé Fund’s liabilities. More specifically, the Reorganization Agreement contemplates:

•

the reorganization of the Rogé Fund into the New Fund, which is a newly created series of Northern Lights Fund Trust III, an existing Delaware statutory trust;

•

the transfer of all of the assets of the Rogé Fund to the New Fund in exchange for shares of the New Fund having an aggregate net asset value equal to the value of the assets and liabilities of the Rogé Fund and the assumption by the New Fund of all of the liabilities of the Rogé Fund;

•

the distribution to each shareholder of the Rogé Fund of the same number of shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Rogé Fund held by that shareholder on the Effective Date; and

•

the subsequent complete liquidation and dissolution of the Rogé Fund and Rogé Partners Funds

If shareholders approve the Reorganization, the Reorganization will take place, provided that the parties to the Reorganization Agreement satisfy various conditions set forth in the Reorganization Agreement.

The Reorganization Agreement provides that the Rogé Fund will transfer to the New Fund its assets on the Effective Date in exchange solely for shares of the New Fund and the New Fund’s assumption of the Rogé Fund’s liabilities. The Reorganization Agreement further provides that the Rogé Fund will distribute the shares received from the New Fund to its shareholders and terminate and dissolve in accordance with applicable Delaware state law.  The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal to the number and value of the full and fractional shares of the Rogé Fund you own at the close of business on the Effective Date.

The aggregate net asset value of the New Fund shares to be credited to the Rogé Fund shareholders shall be equal to the aggregate net asset value of the Rogé Fund shares owned by Rogé Fund shareholder on the Effective Date.  All issued and outstanding shares of the Rogé Fund will simultaneously be canceled on the books of the Rogé Fund. The New Fund will not issue certificates representing the New Fund shares issued in connection with the Reorganization.

After the distribution of New Fund shares, the Rogé Fund will take all necessary steps under Delaware state law, the governing instruments of the Rogé Fund, and any other applicable law to effect a complete dissolution of the Rogé Fund.  The Board of the Rogé Fund has determined that the interests of shareholders of the Rogé Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Rogé Fund and its shareholders.

The Board of the Rogé Fund or the New Fund may terminate the Reorganization Agreement and abandon the Reorganization contemplated thereby at any time prior to the Effective Time (as defined in the Reorganization Agreement) of the Reorganization, including before or after approval by the shareholders of the Rogé Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Reorganization inadvisable with respect to such Fund.  The Reorganization is conditioned upon, among other things, the requisite approval of shareholders, the absence of certain legal proceedings, the receipt of certain regulatory consents deemed necessary to consummate the Reorganization, the Rogé Fund’s and New Fund’s receipt of an opinion of New Fund’s counsel substantially to the effect that the Reorganization will qualify as a reorganization under Section 368 of the Code.  The Reorganization Agreement provides that the Rogé Fund or New Fund may waive compliance with any of the covenants or conditions made therein for the benefit of the Rogé Fund or New Fund, as applicable, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the Rogé Fund; and (2) the Rogé Fund receives an opinion from New Fund’s counsel that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for U.S. federal income tax purposes.

Comparison of the Rogé Fund and the New Fund

A.

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

Following the Reorganization, the New Fund will have substantially the same investment objective, limitations and restrictions, as well as principal investment strategies and risks as the Rogé Fund.

B.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Rogé Fund and the New Fund.  The table is based on fees and expenses as shown in the Rogé Fund’s prospectus and on estimates for the New Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Maximum Account Maintenance Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses	1.05%	1.05%
Acquired Fund Fees and Expenses[1]	0.12%	0.12%
Total Annual Fund Operating Expenses	2.17%	2.17%
Fee Waiver/Expense Reimbursement[2,3]	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.11%	2.11%

1.

Acquired Fund Fees represents the total fees and operating expenses of the Underlying Funds and is not a direct expense incurred by the Fund or deducted from Fund assets. Because this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial statements and other areas of this prospectus do not include this figure.

2.

With respect to the Rogé Fund, the Advisor has agreed contractually to waive its management fee and to reimburse expenses (other than expenses relating to dividends on securities sold short, extraordinary or non-recurring expenses and expenses relating to Underlying Funds), at least until June 30, 2014, such that total annual fund operating expenses do not exceed 1.99% of the Fund’s average daily net assets subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Advisor in any fiscal quarter unless the Board of Trustees of Rogé Partners Funds (the “Trust”) has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders. Subject to annual approval by a majority of the non-interested Trustees of the Board, this arrangement will remain in effect at least until June 30, 2014 unless and until the Advisor or a majority of the non-interested Trustees of the Board terminate this agreement upon 90 days’ notice.

3.

With respect to the New Fund, the Advisor has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that Net Annual Fund Operating Expenses (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) do not exceed 1.99% of the Fund’s average daily net assets (the “Expense Cap”).  The Expense Cap will remain in effect through at least January 31 , 201 6 , and may be terminated only by the Trust’s Board of Trustees.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Expense Examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in the Rogé Fund or the New Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Only the first year of each period in the example takes into account the expense reimbursement described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$214	$673	$1,159	$2,499

C.

Comparative Information on Shareholder Services

The New Fund will offer substantially similar shareholder services as the Rogé Fund, including telephone purchases and redemptions.  These services will primarily be provided by the same services providers, however.  Below is a summary of these services and service providers.

Distribution:  The Rogé Fund’s and the New Fund’s underwriter and distributor is Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130.  The Distributor is a registered broker-dealer and member of FINRA.  The Distributor has an agreement with the respective Fund to use its best efforts to promote, offer for sale and sell the shares of the Fund to the public on a continuous basis whenever and wherever it is legally authorized to do so.

Buying Shares:  Both Funds have the same initial and subsequent investment requirements.  Both Funds may be purchased through broker-dealers who have a selling arrangement with the Fund.

Shares of each Fund may also be purchased by calling or by sending a completed shareholder application and check by mail to the respective Fund’s transfer agent.  The Rogé Fund’s and the New Fund’s transfer agent is Gemini Fund Services, LLC, located at Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.  Purchases of shares of each Fund may also be paid for by wire transfer, and both Funds offer automatic investment plans.  See each Fund’s prospectus for more information on the purchase of Fund shares.

Selling Shares:  Shares of both the New Fund and the Rogé Fund may be redeemed by calling or by sending a written request in proper form to the respective Fund’s transfer agent.  With respect to the Rogé Fund, redemption proceeds may be sent to shareholders by check, wired to the shareholders account, or sent via electronic funds transfer through the ACH network.  Redemptions proceeds with respect to the New Fund may be sent to shareholders by check or wired to the shareholders account.

For both Funds, shares will be redeemed at the closing net asset value, less any applicable deferred sales charge, any day the New York Stock Exchange is open.  The redemption price will be the next net asset value per share determined after the shareholder’s redemption request is received in good order, less any applicable deferred sales charge.  See each Fund’s current prospectus for additional information on redeeming Fund shares.

D.

 Dividends and Distributions

The New Fund will have the same dividend and distribution policy as the Rogé Fund.  Rogé Fund shareholders who currently have their distributions reinvested will continue to have distributions reinvested in the New Fund following the Reorganization.

E.

Form of Organization

The Rogé Fund is a series of a Delaware statutory trust, Rogé Partners Funds, which is currently governed by its Declaration of Trust, Bylaws and a Board of Trustees, as well as Delaware law as it applies to Delaware statutory trusts.  The New Fund is a series of Northern Lights Fund Trust III, an existing Delaware statutory trust governed by its own Declaration of Trust, Bylaws and a Board of Trustees, as well as Delaware law as it applies to Delaware statutory trusts.  The operations of the Rogé Fund and the New Fund, and of Rogé Partners Funds and Northern Lights Fund Trust III, are also governed by applicable U.S. federal law.

The governing documents of the Funds are substantially similar.  Shareholders should refer to the provisions of these governing documents and the relevant state law directly for more information.  Copies of these governing documents are available to shareholders without charge upon written request.

F.

The Investment Advisor and Portfolio Managers

Both the New Fund and the Rogé Fund are advised by the same investment advisor, R.W. Rogé & Company, Inc. (the “Advisor”).  The Advisor is located at 630 Johnson Avenue, Suite 103, Bohemia, New York 11716.

The Advisor provides day-to-day investment management services to the Rogé Fund and continuously reviews and recommends to the Rogé Fund when and to what extent securities should be purchased or disposed of.  Following the Reorganization, the Advisor will continue to provide these services to the New Fund.

Ronald W. Rogé, is the Chairman of the Board of Trustees and Co-Portfolio Manager of the Rogé Fund.  Steven M. Rogé is Co-Portfolio Manager of the Rogé Fund.  Following the Reorganization, Ronald W. Rogé and Steven M. Rogé will continue on as Portfolio Managers of the New Fund.  Because the New Fund will have its own officers and Board of Trustees, Steven M. Rogé will not serve as President, and Ronald W. Rogé will not serve as Chairman of the Board of the New Fund.  See “Certain Information Regarding the Trustees and Officers of the New Fund” below.

G.

Other Service Providers

In addition to having the same distributor and transfer agent, as mentioned above, most of the other services providers to the New Fund will also be the same as the Rogé Fund’s.  The Rogé Fund’s transfer agent, Gemini Fund Services, LLC, also serves as the Rogé Fund’s accountant and administrator.  Following the Reorganization, Gemini Fund Services, LLC, will also serve as the New Fund’s accountant and administrator.  First National Bank of Omaha, located at 1620 Dodge Street, Omaha, NE 68197, provides custodial services to the Rogé Fund, and, following the Reorganization, it will also serve as the New Fund’s custodian. The New Fund will also have the same independent registered accounting firm as the Rogé Fund. However, the New Fund will have different legal counsel than the Rogé Fund.

Timing of the Reorganization

If necessary approvals are obtained, the proposed Reorganization will likely occur in the first half of 2014 (the “Closing Date”), although the date may be adjusted in accordance with the terms of the Reorganization Agreement.

Expenses of the Reorganization

The Advisor estimates that expenses of the Reorganization will total approximately $3,281 .. These expenses include the cost of filing, printing and mailing this Proxy Statement, accounting fees, legal fees, and other expenses related to the Reorganization.  The Advisor has agreed to pay the expenses of the Reorganization.

Certain Information Regarding the Trustees and Officers of the New Fund

In connection with the Reorganization, the operations of the New Fund will be overseen by the Northern Lights Fund Trust III (the “Trust”) Board of Trustees (the “New Board”).  The New Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by a resolution or directive of the New Board.  In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

Trustees of the New Board who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust or an advisor or the distributor to a series of the Trust (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements.

The New Board currently has one standing committee: the Audit Committee.  The Audit Committee is further described in the New Fund’s statement of additional information.

The term of office for each Trustee of the New Board is for the duration of the Trust or until death, removal, resignation or retirement.  The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Vincentini Born in 1940	Trustee, Chairman	February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	27	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

Mark H. Taylor*** Born in 1964	Trustee	February 2012, Indefinite	Professor Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University, (2002-2009); Former member of the AICPA Auditing Standards Board, AICPA (2008 – 2011).	132

Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc.   (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).

Anthony M. Payne Born in 1942	Trustee	February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996 – 2008).	27	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)
James U. Jensen Born in 1944	Trustee	February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (Law Firm, since 2008); Legal Consultant, Jensen Consulting (2004-2008).	27

Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007); Lifetime Achievement Fund, Inc. (since February 2012).

John V. Palancia Born in 1954	Trustee	February 2012, Indefinite	Retired (since 2011); Formerly, Director of Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975 - 2011).	132

Alternative Strategies Fund (since June 2012); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Northern Lights Fund Trust (December 2011); Northern Lights Variable Trust (since December 2011)

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

** The "Fund Complex" includes the following registered management investment companies in addition to Northern Lights Fund Trust III: Northern Lights Fund Trust, Northern Lights Variable Trust and Northern Lights ETF Trust.

*** Mark H. Taylor also serves as an independent trustee of Northern Lights Fund Trust (“NL Trust”) and Northern Lights Variable Trust, each separate trust in the Fund Complex.  On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Advisor or the Fund.

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogérs 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President	February 2012, indefinite

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	Treasurer	February 2013, indefinite

Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).

Eric Kane 80 Arkay Drive Hauppauge, NY 11788 Born 1981	Secretary	Since November 2013, indefinite

Staff Attorney, Gemini Fund Services, LLC (March, 2013 to present), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)

William Kimme 17605 Wright Street Omaha, NE 68130 Born in 1963	Chief Compliance Officer	February 2012, indefinite

Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

Effective January 1, 2014, the Trust pays each Independent Trustee an annual fee of $48,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid quarterly.  The Audit Committee Chairman receives an additional annual fee of $5,000.  In addition, the Chairman of the Board receives an additional annual fee of $10,000.  No "interested persons" who serve as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

U.S. Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by the Rogé Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code or stock in passive foreign investment companies, as defined in Section 1297(a) of the Code), nor should a gain or loss be recognized by the shareholders of the Rogé Fund as a result of the New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Rogé Fund shares.  In addition, a shareholder’s tax basis for shares held in the Rogé Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

Immediately prior to the Reorganization, the Rogé Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

Approval of the Reorganization Agreement by the Board

The Reorganization was reviewed by the Rogé Partners Funds’ Board of Trustees (the “Board”), with the advice and assistance of legal counsel, at a Board meeting held on November 14, 2013.  In approving the Reorganization, the Board considered, among other factors, that (i) the investment objectives, policies and restrictions, as well as the principal strategies, risks and portfolio management arrangements for the New Fund are substantially identical to those of the Rogé Fund, and the New Fund will be managed by the same portfolio managers and in accordance with the same investment strategies and techniques utilized in managing the Rogé Fund and (ii) reorganizing into a series of NLFT III would allow the Advisor to place more of its focus on raising assets and managing the Fund.

As a result, the Board determined that the Reorganization is in the best interests of the Rogé Fund and its shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization and unanimously recommends that shareholders approve the Reorganization.

Required Vote

Approval of the Proposal to Reorganize the Rogé Fund requires the affirmative vote of a majority of the voting power of the Rogé Fund (voting together as a single class) entitled to vote at the Meeting.

THE ROGÉ FUND’S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION AGREEMENT

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your vote will be cast at the Meeting.  If you give instructions, your vote will be cast in accordance with your instructions.  If you return your signed Proxy Card without instructions, your vote will be cast FOR the Proposal.  Your vote will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to 630 Johnson Avenue, Suite 103, Bohemia, New York 11716 or by calling 866-207-3645 , by submitting a subsequently executed and dated Proxy Card , by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted.  Attending the Meeting in person will not automatically revoke your prior proxy.  If you intend to vote in person at the Meeting, please call 866-207-3645 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

The holders of a majority of the Rogé Fund shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Meeting. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.  A quorum is required to take action on the Proposal.

In the event that a quorum of shareholders of the Rogé Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Rogé Fund shareholders of record at the close of business on February 10, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.  Each shareholder is entitled to one vote per share held on the Record Date, and a proportional fractional vote for any fractional share held.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Effect of Abstentions and Broker Non-Votes

An abstention or broker non-vote will not be considered a vote cast, however, an abstention or broker non-vote will be counted for purposes of attaining a quorum.  Because approval of the Proposal requires the affirmative vote of a majority of the shares entitled to vote, abstentions and broker non-votes will have the effect of a vote AGAINST the proposal.

Householding

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household.  Shareholders of the Rogé Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account.  If you received more than one copy of the  Proxy Statement, you may elect to household in the future; if you received a single copy of the  Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this  Proxy Statement by writing to the Rogé Fund at the following address: Rogé Partners Funds, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, New York 11788, or by calling toll free at 1-888-800-ROGE.

Other Matters to Come Before the Meeting

The Advisor does not know of any matters to be presented at the Meeting other than the Proposal described in this Proxy Statement.  If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Principal Shareholders

The table below lists the persons that, to the knowledge of the Rogé Fund, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. As of the Record Date, the officers and Trustees of the Rogé Fund, as a group, owned approximately 6.6% of the outstanding shares of the Rogé Fund. A shareholder who owns beneficially, directly or indirectly, more than 25% the Rogé Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Rogé Fund.

Name and Address	Number of Shares Owned Beneficially	% Ownership
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	1,041,969.4930	66.87%
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226.	485,035.0120	31.13%

Rogé Partners® FUNDS | Growing Wealth... Together®

ROGE' PARTNERS FUND

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided

2. **Live** with a live operator when you call toll-free **(866) 207-3645** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

SHAREHOLDER NAME AND ADDRESS HERE

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints James McGuire, James Ash and Eric Kane each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Roge' Partners Fund (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on March 27, 2014 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Roge' Partners Fund (the "Fund"), on the proposals set forth regarding the approval of: (i) a plan of reorganization to reorganize the Fund as a series of Northern Lights Fund Trust III (the "Reorganization"); and (ii) any other matters properly brought before the Meeting.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 207-3645. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 27, 2014. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed reorganization), and Proxy Card are available at: www.proxyonline.com/docs/roge.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

ROGE' PARTNERS FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE FUND AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR": (I) THE REORGANIZATION; AND (II) IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

To vote, mark one box in blue or black ink. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization to reorganize the Roge' Partners Fund as a series of Northern Lights Fund Trust III; and	O	O	O
2.	Such other business as may properly come before the Meeting.			

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]